Exhibit 99.1

September 22, 2009 Accelerating Growth in Accelerating Growth in Emerging Markets Emerging Markets Credit Suisse 2nd Annual Emerging Markets Annual Emerging Markets Consumer Conference Consumer Conference Shanghai, China

Margaret Nollen Vice President Investor Relations H. J. Heinz Company

Safe Harbor Statement Please be aware that certain forward looking statements made during this meeting which are not historical facts, including any statements regarding the Company s targets, beliefs or expectations, are forward looking statements that are being made in an effort to assist you in understanding the Company and its results. Forward looking statements involve inherent risk and uncertainty. There are a number of important factors that could cause actual results to differ materially from those contained in such statements. These risk factors are described in the Companys annual report on form 10 K for the fiscal year ended April 29, 2009. The Company may also use pro-forma financial exhibits, which could differ from reported results using Generally Accepted Accounting Principles (GAAP). Reasons for differences from GAAP versus non GAAP pro forma statements are that the latter typically exclude special charges, which are not expected to occur routinely in future periods. The Company uses the non GAAP financial exhibits internally to focus management on period to period changes in the Companys businesses and gauge our business operating performance. Management believes this information is also helpful to investors in understanding trends in the business. The most directly comparable GAAP financial measures and reconciliations to non GAAP financial measures are set forth in both the slides accompanying these presentations and the Form 8 K and its exhibits furnished to the SEC in connection with the Companys current earnings release and the earnings releases for fiscal years 2003, 2004, 2005, 2006, 2007, 2008, and 2009 which are posted at www.heinz.com in the Heinz Newsroom. These forward looking statements speak only as of the date of the presentations and the Company undertakes no obligation to update or revise any forward looking statements, whether as a result of future events or otherwise, except as required by the securities laws. The majority of the following discussion will focus on earnings from continuing operations excluding special items in prior years.

H.J. Heinz Company – World-Class Iconic Brands – Organic Growth(1) in Core Business – Strong International Portfolio – Profitable Emerging Markets Growth – Excellent Cash Flow Results and Return to Shareholders – Experienced and Proven Global Leadership Team

H.J. Heinz Transformation – Shed non-core businesses and added to core categories, geographies and brands – Enhancing process discipline – Leveraging global scale – Enhanced trade spend management – Implementing global SAP Portfolio  People  Process Systems – Upgraded Talent – Outwardly focused and internally collaborative – Incenting the right performance

Targeted Portfolio Changes Acquisitions and Divestitures (Revenue $ Billion) Classico Delimex TGIF U.S. Seafood U.S. Pet Food HP/L&P Petrosoyuz Euro Seafood Tegel Chicken HAK Vegetables $1.8B  ($3.2B) $0.0 ($3.5) $2.0 Golden Circle FY

Developed Markets – United States – United Kingdom – Western Europe – Italy – Australia/ New Zealand – Canada   Emerging Markets – Indonesia – Latin America – India – China – Russia – Poland – South Africa   Categories – Ketchup & Sauces – Meals & Snacks – Infant/Nutrition Geographies   Focused Portfolio 96% of Sales 86% of Sales14% of Sales 60% of Sales are International Based on FY09 Full Year Sales

Well-Positioned in Three Core Categories Ketchup and Sauces Infant / Nutrition Meals and Snacks   6% CAGR(1)42% of Sales(2)69% CAGR(1)11% of Sales(2) 4% CAGR(1)43% of Sales(2)

Portfolio of Leading Brands ~70% of Sales From Top 15 Brands

Health & Wellness Children Nutrition Weight Management Health Lifestyle

Four Strategic Pillars Grow the Core Portfolio  – Grow through health & wellness, taste, and convenience – Leverage the science of innovation – Continue to invest in the business – Execute strategic M&A  Make Talent an Advantage  – Right leadership – Strengthen bench – Excel at recruitment/ development – Right incentives – Optimize talent placement  – Invest for double-digit sales & profit growth – Leverage infrastructure/Expand distribution – Win with global customers/modern trade – Grow through health & wellness, taste, and convenience – Leverage the science of innovation – Execute strategic M&A  Accelerate Growth in Emerging Markets  Strengthen and Leverage Global Scale  – Innovation transfer – Global procurement – Global customers – Global process design – Wall-to-Wall SAP – Productivity

Reported Results - FY06 to FY09 Sales $MM EPS  Operating Free Cash Flow (2) $MM After Tax ROIC  Average Organic Growth 5.1%(4))CAGR +11.4% 4 Year Average 109% of Net Income(1)) +360 BPS

Q1 FY10 Results Sales Operating Income EPS Versus Q1 FY09 Increased Operating Free Cash Flow(4) by $176 Million Reported Constant Currency(1)   Reported  Constant Currency(2) Reported  Constant Currency(3)  (4.5%) (6.7%) (6.9%) 4.5% 5.6%  9.7% EPS of $0.67

17 Consecutive Quarters of Organic Sales Growth(1) (1) Volume plus price (2) Adjusted for approximate impact of 7% for the extra week in Q4 FY06 and one less week in Q4 FY07 (3) Not restated for discontinued operations

Emerging Markets – A Key Strategic Pillar Emerging Markets – A Key Strategic Pillar Grow the Core Portfolio  – Grow through health & wellness, taste, and convenience – Leverage the science of innovation – Continue to invest in the business – Execute strategic M&A  – Grow through health & wellness, taste, and convenience – Leverage the science of innovation – Continue to invest in the business – Execute strategic M&A   Make Talent an Advantage  Make Talent an Advantage  – Right leadership – Strengthen bench – Excel at recruitment/ development – Right incentives – Optimize talent placement  – Right leadership – Strengthen bench – Excel at recruitment/ development – Right incentives – Optimize talent placement   – Invest for double-digit sales & profit growth – Leverage infrastructure/Expand distribution – Win with global customers/modern trade – Grow through health & wellness, taste, and convenience – Leverage the science of innovation – Execute strategic M&A  – Invest for double-digit sales & profit growth – Leverage infrastructure/Expand distribution – Win with global customers/modern trade – Grow through health & wellness, taste, and convenience – Leverage the science of innovation – Execute strategic M&A  Accelerate Growth in Emerging Markets  Strengthen and Leverage Global Scale  – Innovation transfer – Global procurement – Global customers – Global process design – Wall-to-Wall SAP – Productivity – Innovation transfer – Global procurement – Global customers – Global process design – Wall-to-Wall SAP  – Productivity

GDP in Emerging Markets Remains Strong GDP in Emerging Markets Remains Strong Source: IMF, April dataset and July 8, 2009 update Source: IMF, April dataset and July 8, 2009 update  Heinz Emerging Markets GDP Growth GDP Growth   (3.8%)  1.5% 2009E GDP Growth 2009E GDP Growth  2010E GDP Growth 2010E GDP Growth  Avg. Developed  Avg. Emerging

Emerging Markets Approach Emerging Markets Approach “Buy, Build and Grow” Strategy “Buy, Build and Grow” Strategy – Self-sustaining investment Acquisitions to extend product line  – Self-sustaining investment Acquisitions to extend product line   – Accelerate investment in marketing, fixed costs, and distribution – Active acquisition approach – Accelerate investment in marketing, fixed costs, and distribution  – Active acquisition approach   – Leverage existing Heinz resources – Opportunistic acquisition approach – Leverage existing Heinz resources – Opportunistic acquisition approach   – Opportunistic acquisition approach – Opportunistic acquisition approach   White Space White Space National National City City Regional Regional

Growth in Emerging Markets % of Total Sales  Targeting ~20% of Total Sales by 2013 13% 14% 12% 11% Full Year Performance 16% 9%

Chris Warmoth Executive Vice President, Heinz Asia / Pacific H. J. Heinz Company

Emerging Markets By Category and Penetration Emerging Markets By Category and Penetration Infant / Infant / Nutrition Nutrition Other Other Meals Meals & Snacks & Snacks Ketchup Ketchup & Sauces & Sauces Top 6 Markets Top 6 Markets (each $100MM+) (each $100MM+) Other Other FY09 Net Sales By Category FY09 Net Sales By Category FY09 Net Sales FY09 Net Sales ~$1.4 Billion in FY09 Net Sales ~$1.4 Billion in FY09 Net Sales

Six Key Brands

Brands	Categories	Markets
Heinz	Ketchup & Sauces, Infant Nutrition, Meals	Latin America, Russia, China, Middle East
ABC	Ketchup & Sauces, Meals, Beverages	Indonesia
Pudliszki	K&S, Meals	Poland
Complan	Children's nutrition	India
Glucon-D	Nutrition	India
LongFong	Meals, K&S	China

~75% of Total Emerging Markets Sales

FY09 Net Sales

Strong Brand Equities Strong Brand Equities  Source: Millward Brown Brand Dynamics Study – 2007 and 2008.  High  High  Low  Low  Low  Low  High  High  Presence % Relative to Category Average   Voltage™   Growing  Equity   Strong  Equity   Little  Equity   Declining  Equity    Poland Russia China India Indonesia  High Consumer Recognition and Familiarity High Consumer Recognition and Familiarity

Success in Growing Acquisitions Success in Growing Acquisitions Advantaged Advantaged local brands local brands We acquire over time We acquire over time when the right target when the right target is available is available Sept. 1994 through May 2005 Sept. 1994 through May 2005 Sales Have Multiplied Up to Five Times Since Acquisition Sales Have Multiplied Up to Five Times Since Acquisition  FY09 Net Sales

Local Market Execution With Global Support Local Market Execution With Global Support Global Processes/ Functional Expertise Local Consumers Local Organizations DEVELOPED MARKETS DEVELOPED MARKETS EMERGING MARKETS EMERGING MARKETS

Support Strong Brands • Great consumer understanding, converted into • Innovation, Advertising, Packaging, Sampling and Promotion Strategies for Winning with Local Consumers Winning In-Store • Broad distribution • Right distributors • Key account management • Use Foodservice channel to generate trial • Great consumer understanding, converted into • Innovation, Advertising, Packaging, Sampling and Promotion   Strategies for Winning with Local Consumers • Broad distribution • Right distributors • Key account management • Use Foodservice channel to generate trial   Offer Attainable Pricing • Precise positioning to desired consumer class • Keep costs under control • Quality products • Precise positioning to desired consumer class • Keep costs under control • Quality products

Driving Distribution Market by Market Driving Distribution Market by Market 100% handled by distributors  100% handled by distributors  Distribution Methods 100% own distribution  100% own distribution  Method is adjusted based on market Method is adjusted based on market Type Type Examples Examples Distributors and own distribution  Distributors and own distribution  India  India  Russia  Russia  Java in Indonesia  Java in Indonesia

Emerging Markets Portfolio Emerging Markets Portfolio Poland Poland China China Russia Russia Indonesia Indonesia India India Latin America Latin America

After Shopping Winning With Local Consumers While Shopping After Shopping • New ideas • Innovation process • Effective messaging • Word of Mouth   • Available • Visible • Clear graphics • Promotion/ Display • Price   • Meets/beats expectations • Easy to use • Clear instructions • Stores well   Winning With Local Consumers While Shopping Before Shopping

ABC Nearing$250 Millionin Sales  Indonesia Most Developed Emerging Market for Heinz Most Developed Emerging Market for Heinz  FY09 Net Sales

Soy   Oyster Sauce  Shrimp Paste  Chili Sauce  Sardines  ABC Master Brand Emphasis

ABC Ready to Drink Beverages

ABC Syrups ABC Syrups SQUASH DELIGHT • Improved taste • Sell value relative to soft drinks •Improved taste •Sell value relative to soft drinks   SPECIAL GRADE • Thicker than competition • New flavors •Thicker than competition •New flavors   Ramadan In-store Activity

Latin America Latin America   Over$300 Millionin Sales  FY09 Net Sales

Mexico – Baby Food Mexico – Baby Food • June-Sept: introduced 100% fruit and vegetable products • New factory in Guadalajara • Endorsed by Mexican Association of Pediatrics  • June-Sept: introduced 100% fruit and vegetable products • New factory in Guadalajara • Endorsed by Mexican Association of Pediatrics

Mexico – Ketchup Mexico – Ketchup • 11.6% share in Ketchup – growing fast • Introduced Chamula hot sauce • 11.6% share in Ketchup – growing fast • Introduced Chamula hot sauce   Source: Nielsen 12-week value share as of May 2009

India Over$150 Million in Sales

Bus FY05 Complan in India: Sales Tripled in 5 Years Complan Net Sales (Local Currency) Bus FY05 PT FY06 PT FY06 Gym FY07 Gym FY07 H. Tom FY08 H. Tom FY08 Saffron Almond FY08 Saffron Almond FY08 New Campaign Starts  Business Flat   ~3X in 5 years  1. Winning Complan Advertising Over the Years 1. Winning Complan Advertising Over the Years Complan in India: Sales Tripled in 5 Years

Complan Re-Launches Complan Re-Launches 2. 2. Kesar Kesar Badam Badam (Saffron and Almond) (Saffron and Almond) 3. 3. Re Re-launch behind clinically launch behind clinically- proven growth claimproven growth claim

Glucon D: India Glucon D: India Brand Line-up Brand Idea Glucon-D Puts Back the Energy Which the Sun and ‘Life’ Sucks Out of You Glucon-D Puts Back the Energy Which the Sun and ‘Life’ Sucks Out of You  Voted India’s most trusted cold beverage in Economic Times poll Regular Regular Orange Orange Lime-Lemon Lime-Lemon

Russia Russia  Approaching$200 Millionin Sales  FY09 Net Sales

Wide Variety of Russian Baby Foods

Heinz Value Share Growth in Russia Ketchup & Sauces Heinz Value Share Growth in Russia Infant Feeding - Biscuits Infant Feeding - Cereals Source: A C Nielsen, Value Share for eight weeks ended May for Ketchup & Sauces, June for Infant Feeding  Source: A C Nielsen, Value Share for eight weeks ended May for Ketchup & Sauces, June for Infant Feeding  Ketchupand Sauces#1 in Russia

Increasing Distribution in Russia Increasing Distribution in Russia  Source of population data: Russia State Statistics Bureau and management estimates  FY08 Coverage FY10 Planned Coverage Population Reached   25MM 25MM 100MM+ 100MM+  Heinz Coverage

Poland Poland  Over$150 Millionin Sales FY09 Net Sales FY09 Net Sales

Pudliszki – a ‘Master’ Brand Pudliszki – a ‘Master’ Brand  Polish Style Ready Meals  Canned Local Vegetables  Ketchups and Sauces  Pasta Sauces  Tomato Paste

Stuffed Cabbage  Polish Ready Meals Beef Tripe Stuffed Cabbage Insight: No time to cook the traditional dishes my family like best and I’m skeptical about the taste and quality of jars Kitchen Secrets Concept: Recipes from consumers for a home-made taste  No time to cook the traditional dishes my family like best and I’m skeptical about the taste and quality of jars Recipes from consumers for a home-made taste  Polish Ready Meals   Beef Tripe  Sauerkraut and Sausage  Sauerkraut and Sausage  Meatballs Meatballs  Beans in Tomato Sauce  Beans in Tomato Sauce  Beef Goulash  Beef Goulash

China Long Fong Baby Food  ~$150 Million in Sales  FY09 Net Sales

Long Fong Broad Range of Products Dumplings Hot Pots Steam Bread Rice Balls Dim Sum

Long Fong Product Price Tiering Dumpling Rice Ball Dim Sum Premium Medium Mass Hot Pot Steamed Bread

Long Fong Distribution Long Fong Distribution – Selling Directly and Through Distributors – Methods of Distribution: – Retail Direct – Retail Distributors – Foodservice – Export – Direct Selling in Areas Where Heinz Has Presence – Selling Through Distributors in Smaller Cities – Selling Directly and Through Distributors – Methods of Distribution:– Retail Direct – Retail Distributors – Foodservice – Export  – Direct Selling in Areas Where Heinz Has Presence – Selling Through Distributors in Smaller Cities   Reshaping Distribution System and Streamlining Product Offerings Reshaping Distribution System and Streamlining Product Offerings

Premium China Infant Feeding Upgrade Base and Add Premium Items “Intelligence Many Many” Chewable New Premium Segment Base Re-Launch New Product, New Graphics, New Package New! Reposition as “Scientifically Formulated”

Baby Food and Supplements Innovation, Brand Strength Drive Growth Baby Food and Supplements Innovation, Brand Strength Drive Growth Colostrum   Milkmate Milkmate    1g nutrient sachet  Egg, Carrot and Spinach Egg, Carrot and Spinach Baby Nutritional Noodles Using the Heinz Brand to Enter New Categories Using the Heinz Brand to Enter New Categories   60 x 1g sachets  Taps Into Local Adult Food Habit Taps Into Local Adult Food Habit 3 Active Immune Proteins 3 Active Immune Proteins Pre-biotic with 3 Chinese Natural Ingredients For “Heatiness” Pre-biotic with 3 Chinese Natural Ingredients For “Heatiness”

Baby Food and Supplements Continuing Innovation Baby Food and Supplements Continuing Innovation  Golden Sleep  Fruit Crush  Noodles  Teething Rusks  Premium Version Upgrades   Line Extensions New Products Re-Launch From Heinz Italy  From Heinz Italy

Baby Food Distributors Enable Market Penetration Baby Food Distributors Enable Market Penetration   2 Factories Factories 30 30 Sales Offices / BranchesSales Offices / Branches Factory Sales office/branch Covered city   Factory  Sales office/branch  Covered city  • Strong Presence in Key and A/B Cities • Strengthening Distribution & Visibility in C/D Cities

Chinese Consumers: Spending in the Downturn Look for better deals on loans, insurance, etc. Cut down on out-of-home entertainment Cut down on holidays / short breaks Delay replacement of major household items Spend less on new clothes Switch to cheaper grocery brands  Look for better deals on loans, insurance, etc. Cut down on out-of-home entertainment Cut down on holidays / short breaks Delay replacement of major household items Spend less on new clothes Switch to cheaper grocery brands  Still Saving; Cutting Back on Durable Goods and Intangibles Still Saving; Cutting Back on Durable Goods and Intangibles   Global Average 41%  Source: A.C. Nielsen, “What Makes Chinese Consumers Quietly Confident”, June 2009 Source: A.C. Nielsen, “What Makes Chinese Consumers Quietly Confident”, June 2009

Chinese Consumer Confidence Relatively Stable % Change 1% 8% 3% 1% 7% 7%   Chinese Consumer More Confident Than Other Countries Source: A.C. Nielsen, “Where Are China’s Most Confident Consumers and Are They Ready to Spend?”, September 2009 Source: A.C. Nielsen, “Where Are China’s Most Confident Consumers and Are They Ready to Spend?”, September 2009   Global   China

Chinese Consumer Top Concerns Job Security The Economy Work/Life Balance Health Increasing Food Prices  Job Security The Economy Work/Life Balance Health Increasing Food Prices  Job Security Largest Concern, Followed By the Economy Job Security Largest Concern, Followed By the Economy Source: A.C. Nielsen, “What Makes Chinese Consumers Quietly Confident”, June 2009 Source: A.C. Nielsen, “What Makes Chinese Consumers Quietly Confident”, June 2009

Source: Euromonitor, World Fact Book, IMF  Heinz Core Emerging Markets Poised for Growth Population  (millions) GDP Growth (07  (07-11) 11) Packaged Food Spend ($/capita Packaged Food Spend Growth  (07-11)  Russia 140          0.9% 424 14.1%  India1,1666.5%1514.2% China1,3398.8% 84 8.3% Indonesia 240 4.1% 65 11.9%  Poland 382.3% 5654.2%  Latin America*  138 0.4% 523 11.7%  Total Emerging 3,061 4.8% 98 10.2% World 6,7902.8% 2724.0%  *Venezuela and Mexico

Emerging Markets Category Development INDIA RUSSIA CHINA INDONESIA

South Africa – Market Leader Puff Pastry and Pastry Snacks Pies Canned Soups Sauces

Emerging Markets Key Take-Aways  1.Attractive Portfolio–Categories, countries, brands2.Clear Strategy–Local market execution–Local market execution  3.Proven Capability to Execute–Three winning moments4.Real Momentum and Many Additional Opportunities–Targeting ~20% of Total Sales in 2013–Opportunities in core, new categories, new markets–Targeting ~20% of Total Sales in 2013–Opportunities in core, new categories, new markets

H.J. Heinz Company – World-Class Iconic Brands – Organic Growth(1) in Core Business – Strong International Portfolio – Profitable Emerging Markets Growth – Excellent Cash Flow Results and Return to Shareholders – Experienced and Proven Global Leadership Team  – World-Class Iconic Brands – Organic Growth(1) in Core Business – Strong International Portfolio – Profitable Emerging Markets Growth – Excellent Cash Flow Results and Return to Shareholders  – Experienced and Proven Global Leadership Team   (1) Volume plus price

Heinz

Non-GAAP Performance Ratios H. J. Heinz Company and Subsidiaries Non-GAAP Performance Ratios The Company reports its financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. The following table provides the calculation of the non-GAAP performance rations discussed in this presentation.

Non-GAAP Performance Ratios (continued) H. J. Heinz Company Constant Currency Results The following tables reconcile the Company's reported results to constant currency results for both the current and prior year periods. The constant currency changes presented during this presentation represent the change in this year's constant currency results versus the prior year constant currency results.

Non-GAAP Performance Ratios (continued)

Non-GAAP Performance Ratios (continued)

Non-GAAP Performance Ratios (continued) Non-GAAP Performance Ratios (continued) 2006** 2007** 2008 Q109 Q209 Q309 Q409 2009 Q110 Total Heinz: Volume 3.8% 0.7% 3.6% 5.0% (1.3%) (6.4%) (2.3%) (1.5%) (4.3%) Price (0.1%) 2.1% 3.3% 5.2% 7.1% 8.0% 7.5% 7.0% 6.0% Acquisition 5.6% 1.5% 0.6% 0.7% 1.2% 2.5% 3.3% 2.0% 3.1% Divestiture (1.2%) (3.1%) (0.8%) 0.0% (0.2%) (0.1%) (0.2%) (0.1%) (0.2%) Exchange (1.5%) 2.9% 5.1% 4.0% (3.3%) (11.4%) (13.9%) (6.6%) (9.0%) Total Change in Net Sales 6.7% 4.1% 11.9% 14.9% 3.5% (7.5%) (5.6%) 0.8% (4.5%) Total Organic Growth 3.7% 2.8% 6.9% 10.2% 5.8% 1.6% 5.2% 5.5% 1.7% ** Fiscal 2007 had one less week than Fiscal 2006 (Totals may not add due to rounding) (Unaudited) H. J. Heinz Company Sales Variance Analysis 2006** 2007** 2008 Q109 Q209 Q309 Q409 2009 Q110 Total Heinz: Volume 3.8% 0.7% 3.6% 5.0% (1.3%) (6.4%) (2.3%) (1.5%) (4.3%) Price (0.1%) 2.1% 3.3% 5.2% 7.1% 8.0% 7

Non-GAAP Performance Ratios (continued) Non-GAAP Performance Ratios (continued) *Includes amounts from the European Seafood and Tegel ® poultry businesses that were discontinued in Fiscal 2006. Amounts and presentation have been restated pursuant with the Fiscal 2010 adoption of FAS 160. (Totals may not add due to rounding) *Includes amounts from the European Seafood and Tegel ® poultry businesses that were discontinued in Fiscal 2006. Amounts and presentation have been restated pursuant with the Fiscal 2010 adoption of FAS 160. (Totals may not add due to rounding) (In Millions) 2006* 2007 2008 2009 Q110 Cash Flows from Operating Activities Net income 651.3 $ 800.0 $ 856.5 $ 938.0 $ 219.1 $ Adjustments to reconcile net income to cash provided by operating activities: Depreciation 227.5 233.4 250.8 241.3 61.3 Amortization 36.4 32.8 38.1 40.1 11.6 Deferred tax (benefit)/provision (57.7) 52.2 18.5 109.0 36.3 Other items, net 81.3 (4.6) (4.9) (225.2) (155.9) Changes in current assets and liabilities, excluding effects of acquisitions and divestitures: Receivables securitization facility - - - - 131.8 Receivables 115.6 11.0 (55.8) (10.9) 57.3 Inventories (47.4) (82.5) (133.6) 50.7 (29.7) Prepaid expenses and other current assets 13.6 14.2 5.7 1.0 (28.2) Accounts payable 56.5 56.5 89.2 (62.9) (73.7) Accrued liabilities 57.4 (4.5) 28.3 24.6 (102.7) Income taxes (59.5) (46.3) 95.6 61.2 41.7 Cash provided by operating activities 1,075.0 1,062.3 1,188.3 1,166.9 168.9 Investing activities: Capital expenditures (230.6) (244.6) (301.6) (292.1) (48.7) Proceeds from disposals of property, plant and equipment 19.4 60.7 8.5 5.4 0.6 Operating Free Cash Flow 863.8 878.4 895.2 880.2 120.8 (Unaudited) H. J. Heinz Company Consolidated Statements of Cash Flows